Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Raymond F. Lancy, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary of Bridgford Foods Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 18, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 30, 2014	/s/ Raymond F. Lancy
Raymond F. Lancy, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)

This certification accompanies the Quarterly Report on Form 10-Q pursuant to Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.